UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

TREATY OAK BANCORP, INC.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

333-112325	20-0413144
(Commission File Number)	(IRS Employer Identification No.)

101 Westlake Drive Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 617-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 1, 2004, Treaty Oak Bancorp, Inc. issued a press release announcing the close of its public stock offering on September 30, 2004.  Treaty Oak Bancorp, Inc. accepted subscriptions for an aggregate of 1,593,094 shares at a price of $8.33 per share for a total offering of $13,270,473.02.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

99.1    Press release of Treaty Oak Bancorp, Inc. dated October 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATY OAK BANCORP, INC.
By:	/s/ Terry W. Hamann
Terry W. Hamann
President and Chief Executive Officer

Dated: October 5, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Treaty Oak Bancorp, Inc. dated October 1, 2004